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                                                                   EXHIBIT 10.44

February 28, 2002


Craig Muir
Vice President, Platform Technology
Millennium Pharmaceuticals, Inc.
75 Sidney Street
Cambridge,  MA  02139


RE: Amendment Number 2 to Technology Access and Applications Development Agreement between Millennium Pharmaceuticals, Inc. and Caliper Technologies Corp. effective March 24, 2000

Dear Craig:

        Reference is made to the Technology Access and Applications Development Agreement by and between Millennium Pharmaceuticals, Inc. ("MPI") and Caliper Technologies Corp. ("Caliper") effective as of March 24, 2000, as amended effective December 18, 2001 (collectively, the "Agreement").Capitalized terms used in this Amendment Number 2 (the "Amendment No. 2") but not defined shall have the meaning ascribed to such terms in the Agreement.

        The purpose of this Amendment No. 2 is to evidence the agreement of MPI and Caliper to extend the term of the Agreement to permit the continuation of ongoing Feasibility NAP Plans and to continue to negotiate in good faith, the terms of the Definitive Agreement.

1.      Extension of Term.

        Pursuant to Section 10.5 of the Agreement, the Agreement shall expire on June 30, 2002

2.      General.

        Except as expressly modified by this Amendment No. 2, all other terms and conditions of the Agreement shall remain in full force and effect. The Agreement and this Amendment No. 2 constitute the entire and only agreement between the parties relating to the subject matter hereof, and all prior and interim negotiations, representations, agreements and understandings are superseded by the Agreement and this Amendment No. 2.

        This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.



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        Please signify your agreement with the foregoing terms by countersigning this Amendment No. 2 in the space provided below.

                                    Sincerely Yours,

                                    CALIPER TECHNOLOGIES CORP.

                                    By: /s/ Michael R. Knapp
                                        ---------------------------------------
                                    Name: Michael R. Knapp
                                    Title: VP Corporate Development

                                    Agreed to:

                                    MILLENNIUM PHARMACEUTICALS, INC.

                                    By: /s/ Craig D. Muir
                                        ---------------------------------------
                                    Name: Craig D. Muir
                                    Title: Vice-President, Platform Technology